UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 13, 2006
TRM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-19657 (Commission File Number)	93-0809419 (IRS Employer Identification No.)
5208 N.E. 122nd Avenue
Portland, Oregon 97230
(Address of Principal Executive Offices) (Zip Code)
(503) 257-8766
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Exhibits
EXHIBIT INDEX
TRM CORPORATION PRESS RELEASE DATED MARCH 13, 2006

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On March 13, 2006, Kenneth L. Tepper resigned as the Company’s President and Chief Operating Officer in order to pursue personal interests. Mr. Tepper’s departure is not related to any disagreement with the Company or with the Company’s operations, policies or practices.
Item 9.01 Exhibits
     (c) Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description

99.1	TRM Corporation press release dated March 13, 2006 announcing: “TRM Corporation Announces Management Change”.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation Registrant

Date: March 15, 2006	By:	/s/ Daniel E. O’Brien

Daniel E. O’Brien
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	TRM Corporation press release dated March 13, 2006 announcing: “TRM Corporation Announces Management Change”.*

* Filed electronically herewith

3